UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 1, 2003

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA	000-14602	91-1206026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740
(Address of principal executive offices)

(808) 326 – 1353
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.                                                             Other Events and Regulation FD Disclosure

On December 1, 2003, Cyanotech Corporation announced that it has received notification that the Nasdaq Listing Qualifications Panel (“Panel”) has determined to continue the listing of the Company’s securities on The Nasdaq SmallCap Market.

The press release is filed as exhibit 99.1 and incorporated herein by reference.

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits

(a).                               Not applicable

(b).                              Not applicable

(c).                               Exhibits:

Number	Description
99.1	Press release announcing Nasdaq Listing Qualifications Panel notification of determination to continue the listing of the Company’s common stock on the SmallCap Market.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION (Registrant)

December 1, 2003	By:	/s/ Jeffrey H. Sakamoto
Jeffrey H. Sakamoto
Vice President – Finance & Administration
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated December 1, 2003.